SUPPLEMENT Dated January 3, 1996

                              TO THE PROSPECTUS OF

                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                                Dated May 1, 1995




EXCHANGE OF SHARES

         Effective immediately, shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Trust at
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of a Fund may be exchanged by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written exchange request must (a) state the name of the current Fund, (b) state the name of fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application or who have previously elected telephonic redemption privileges may exchange shares by calling (800) 221- 4795. The telephonic privileges are not available to shareholders automatically; they must first elect the privilege. Proper identification will be required for each telephonic exchange. Please see "Telephonic Redemption" in the attached Prospectus for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

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         The following revises and replaces the first paragraph under the caption "Purchase of Shares" in the attached Prospectus:

PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust, which offers shares of the Fund to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Trust and payment for the shares is received by the Fund. Unless waived by the Trust, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.

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         The following revises and replaces the information under the caption "Written Redemption" in the attached Prospectus:

WRITTEN REDEMPTION

         Shares of the Fund may be redeemed by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written redemption request must (a) state the name of the Fund, (b) state the number of shares or the dollar amount to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares of the Fund to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares.
This may take up to fifteen (15) days.



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